UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2009

MYSTARU.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-62236	35-2089848

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

349 Dabeilu, Shiqiao, Panyu,
Guangzhou,
Guangdong, China 511400
(Address of principal executive offices) (Zip Code)

(86) 20-3999-0266
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

See Item 8.01 below.

Item 8.01  Other Events

On October 23, 2009, MyStarU.com, Inc. (the “Company”) issued a press release announcing that the Company changed its name and effectuated a reverse stock split on a one (1) for one hundred (100) basis.  The name of the Company changed from MyStarU.com, Inc. to Subaye, Inc.  As a result of the name change, the Company’s ticker symbol on the OTC Bulletin Board will change, effective October 26, 2009, from “MYST” to “SBAY”.

The press release announcing the name change, symbol change and reverse stock split is attached as Exhibit 99.1 on this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 23, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 23, 2009

MYSTARU.COM, INC.

By:	/s/ Zhiguang Cai
Name:	Zhiguang Cai
Title:	Chief Executive Officer